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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JULY 1, 2000
                                 Date of Report
                        (Date of earliest event reported)

                               AVOCENT CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          000-30575                                       91-2032368
    (Commission File No.)                  (IRS Employer Identification Number)


                              4991 CORPORATE DRIVE
                            HUNTSVILLE, ALABAMA 35805
                    (Address of Principal Executive Offices)

                                  256-430-4000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         Avocent Corporation, a Delaware corporation (the "Registrant") entered into an Agreement and Plan of Reorganization, dated as of March 8, 2000, (the "Acquisition Agreement") providing for the merger (the "Merger") of each of Apex Inc., a Washington corporation ("Apex"), and Cybex Computer Products Corporation, an Alabama corporation ("Cybex") into two wholly-owned subsidiaries of Avocent. The Merger was approved by the shareholders of Apex and Cybex at special shareholder meetings held on June 30, 2000 and the Merger was effected on July 1, 2000 (the "Effective Time"). Avocent is a new Delaware corporation formed for the purpose of effecting the Merger. As a result of the Merger, Apex and Cybex are wholly-owned subsidiaries of Avocent. Avocent's shares of common stock are listed on The Nasdaq Stock Market under the symbol "AVCT. "

         Pursuant to the Merger (a) each outstanding share of common stock of Apex ("Apex Common Stock") was converted into 1.0905 shares of the Registrant's Common Stock and (b) each outstanding option to purchase shares of Apex Common Stock granted under the Apex stock option plans and the Apex employee stock purchase plan was converted into an option to purchase that number of shares of the Registrant's Common Stock equal to the number of shares of Apex Common Stock subject to such option multiplied by 1.0905, at an exercise price or purchase price per share of the Registrant's Common Stock equal to the exercise price or purchase price per share of Apex Common Stock pursuant to such option divided by 1.0905.

         Pursuant to the Merger (a) each outstanding share of common stock of Cybex ("Cybex Common Stock") was converted into one share of the Registrant's Common Stock and (b) each outstanding option to purchase shares of Cybex Common Stock granted under Cybex stock option plans was converted into an option to purchase that number of shares of the Registrant's Common Stock equal to the number of shares of Cybex Common Stock subject to such option, at an exercise price per share of the Registrant's Common Stock equal to the exercise price per share of Cybex Common Stock pursuant to such option.

         The Merger is intended to be a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a purchase of Cybex by Apex for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). Such financial statements shall be filed by amendment to this Form 8-K no later than September 13, 2000.

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         (b)      PRO FORMA FINANCIAL INFORMATION.

                  As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). Such financial statements shall be filed by amendment to this Form 8-K no later than September 13, 2000.

         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Reorganization between Apex Inc., a Washington corporation, Avocent Corporation (formerly known as Aegean Sea Inc.), a Delaware corporation, and Cybex Computer Products Corporation, an Alabama corporation, dated as of March 8, 2000. (Incorporated by reference to Annex A of the Joint Proxy Statement/Prospectus of the Registrant included in the Registration Statement on Form S-4 filed on March 31, 2000 (File No. 333-33768) (the "Joint Proxy Statement/Prospectus")).

                  2.2 Form of Apex Voting Agreement dated as of March 8, 2000 entered into by Cybex, certain Apex shareholders and Apex. (Incorporated by reference to Annex F of the Joint Proxy Statement/Prospectus included in the Registrant's Form S-4).

                  2.3 Form of Cybex Voting Agreement dated as of March 8, 2000 entered into by Apex, certain Cybex shareholders and Cybex. (Incorporated by reference to Annex G of the Joint Proxy Statement/Prospectus included in the Registrant's Form S-4).

                  3.1 Specimen certificate for Registrant's Common Stock. (Incorporated by reference to the Registrant's Form S-4).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 10, 2000                  AVOCENT CORPORATION

                                      By:     /s/ Samuel F. Saracino
                                              ---------------------------------
                                              Samuel F. Saracino
                                              Senior Vice President, Legal
                                                and Corporate Affairs, General
                                                Counsel and Secretary

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                                INDEX TO EXHIBITS


    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------

     2.1 Agreement and Plan of Reorganization between Apex Inc., a Washington corporation, Avocent Corporation (formerly known as Aegean Sea Inc.), a Delaware corporation, and Cybex Computer Products Corporation, an Alabama corporation, dated as of March 8, 2000. (Incorporated by reference to Annex A of the Joint Proxy Statement/Prospectus of the Registrant included in the Registration Statement on Form S-4 filed on March 31, 2000 (File No. 333-33768) (the "Joint Proxy Statement/Prospectus")).

     2.2 Form of Apex Voting Agreement dated as of March 8, 2000 entered into by Cybex, certain Apex shareholders and Apex. (Incorporated by reference to Annex F of the Joint Proxy Statement/Prospectus included in the Registrant's Form S-4).

     2.3 Form of Cybex Voting Agreement dated as of March 8, 2000 entered into by Apex, certain Cybex shareholders and Cybex. (Incorporated by reference to Annex G of the Joint Proxy Statement/Prospectus included in the Registrant's Form S-4).

     3.1          Specimen certificate for Registrant's Common Stock.
                  (Incorporated by reference to the Registrant's Form S-4).